LVIP Wellington Capital Growth Fund
Supplement Dated June 7, 2017 to the Summary Prospectus Dated May 1, 2017

This Supplement updates certain information in the Summary Prospectus for the LVIP Wellington Capital Growth Fund (the “Fund”). You may obtain copies of the Fund’s Summary Prospectus and Prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Please keep this Supplement with your Summary Prospectus and other important records.

Effective July 1, 2017, the following replaces the information under the section Fees and Expenses on page 1:

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class

Management Fee	0.69%	0.69%

Distribution and/or Service (12b-1 fees)	None	0.25%

Other Expenses[1]	0.09%	0.09%

Total Annual Fund Operating Expenses	0.78%	1.03%

Less Fee Waiver[2]	(0.02%)	(0.02%)

Total Annual Fund Operating Expenses (After Fee Waiver)	0.76%	1.01%

1 Other expenses were restated to reflect the current fee structure of the Fund.

2 Lincoln Investment Advisors Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: first $100 million at 0.05%, next $150 million at 0.00%, next $250 million at 0.025%, and over $500 million at 0.05% of the Fund’s average daily net assets. The agreement will continue at least through April 30, 2019 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and the Adviser.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for the remaining time periods shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.

	1 year	3 years	5 years	10 years
Standard Class	$78	$246	$429	$959
Service Class	$103	$325	$565	$1,253